UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2008

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200

Coppell, Texas 75019

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

See disclosure under Item 5.02 of this report, which is incorporated by reference in this Item 1.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2008, Mannatech, Incorporated (“Mannatech”) entered into an employment agreement with Terri F. Maxwell (the “Agreement”), pursuant to which Mannatech hired Ms. Maxwell to serve as its Senior Vice President and Chief Marketing Officer, effective August 28, 2008.

Ms. Maxwell has extensive experience in channel strategy and marketing. She founded a marketing consulting firm, LATIMARK™, in 2001 after leading Prodigy’s $35M internet marketing subsidiary to record setting growth in the late 1990’s. Ms. Maxwell also held top sales and marketing positions with consumer goods leader Jostens and CRM upstart Relizon/Epsilon. As a marketing consultant, Ms. Maxwell delivered insightful, results-driven solutions to numerous Fortune 100 and Global 1000 companies, including consumer-marketing leaders such as Target, Nokia, Texas Instruments, as well as business-to-business giants Fujitsu, Alcatel and Burlington Northern Railway. Neither Ms. Maxwell nor any member of her immediate family is a party, directly or indirectly, to any transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

The Agreement provides for Ms. Maxwell’s employment as Senior Vice President and Chief Marketing Officer for a term of two years, unless terminated earlier. Thereafter, the Agreement will renew for successive one (1) year terms, unless terminated by either party thereto. Under the Agreement, Ms. Maxwell will receive an annual base salary of $320,000 and will be eligible to participate in Mannatech’s annual executive bonus program and executive vehicle leasing program as well as all employee benefits offered to Mannatech’s other employees. The Agreement provides that upon Ms. Maxwell’s termination, including a termination with cause or due to death or disability or a resignation without good reason, Ms. Maxwell is entitled to (i) any remaining base salary earned and not yet paid through the termination date, (ii) any annual or other bonus, or any portion thereof, earned and not yet paid through the termination date, (iii) all reimbursable expenses due but not yet paid through the termination date, and (iv) all earned or vested benefits under her employment agreement for a period of one year following the last date of her employment. If Mannatech terminates Ms. Maxwell without cause or Ms. Maxwell resigns for good reason, Mannatech will also be obligated to pay Ms. Maxwell her base salary through the end of her initial two year term or twelve months from Ms. Maxwell’s last date of employment, whichever is later.

Under the Agreement, a termination for cause means (A) Mannatech has determined that Ms. Maxwell has neglected, failed, or refused to render the services or to perform any other of her duties or obligations under the Agreement, (B) Ms. Maxwell’s violation of any provision or obligation under the Agreement, (C) Ms. Maxwell’s indictment for, or plea of no contest with respect to, any crime that adversely affects the utility of her services to Mannatech, or (D) any other act or omission of Ms. Maxwell involving fraud, theft, dishonesty, disloyalty, or illegality that harms or embarrasses the Company. However, if Mannatech gives notice of termination for cause due to a determination that Ms. Maxwell has neglected, failed, or refused to render services or to perform any other of her duties or obligations under the Agreement or due to Ms. Maxwell’s violation of any provision or obligation of the Agreement, Ms. Maxwell will have 60 days from the date of such notice to cure the actions causing Mannatech to seek such termination. If Ms. Maxwell cures such actions within the 60-day period and Mannatech proceeds with the termination, the termination will be deemed to be without cause.

The Agreement defines a resignation for good reason as (A) any denial of compensation due and owing to Ms. Maxwell under the Agreement, (B) any requirement that Ms. Maxwell be based anywhere other than Dallas County, Texas, except for travel incident to Mannatech’s business, (C) Mannatech’s demotion of Ms. Maxwell in title or pay, or its removal of a material portion of Ms. Maxwell’s significant duties or responsibilities without Ms. Maxwell’s consent, or (D) Mannatech’s material breach of the Agreement. However, in the event Ms. Maxwell gives notice of her intent to resign for good reason, Mannatech will have 60 days from the date of such notice to cure the reasons giving rise to such resignation. If the reasons giving rise to the resignation are cured within the 60-day period and Ms. Maxwell proceeds with the resignation, the resignation will be deemed to be without good reason.

The Agreement also contains non-competition and non-solicitation provisions extending until one year after the termination of Ms. Maxwell’s employment. In addition, the Agreement requires Ms. Maxwell to cooperate with Mannatech in connection with business and litigation matters for a period of six months after termination of her employment.

In connection with Ms. Maxwell’s employment, Mannatech’s Board of Directors has approved an award of stock options to purchase 30,000 shares of Mannatech’s common stock at an exercise price of $4.60 per share, granted to Ms. Maxwell on August 28, 2008. The stock options will vest 10,000 shares on each anniversary of the grant over the next three years and, if not forfeited or exercised, will expire in ten years.

The above summary of the material terms of the Agreement is qualified by reference to the text of the Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

A copy of the press release announcing the appointment of Ms. Maxwell is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
10.1*	Employment Agreement, effective August 28, 2008, by and between Mannatech, Incorporated and Terri F. Maxwell.

99.1*	Press release dated September 2, 2008 entitled “Mannatech Names New SVP and Chief Marketing Officer.”

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 2, 2008	MANNATECH, INCORPORATED

	By:	/s/ Stephen D. Fenstermacher
Stephen D. Fenstermacher
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1*	Employment Agreement, effective August 28, 2008, by and between Mannatech, Incorporated and Terri F. Maxwell.

99.1*	Press release dated September 2, 2008 entitled “Mannatech Names New SVP and Chief Marketing Officer.”

*	Filed herewith.